We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement of Everlast  Worldwide,  Inc. on Form S-8 of our report dated February
25, 2002 except note 11, as to which the date is March 19,  2002,  on our audits of the financial statements of Everlast Worldwide,  Inc. as of December 31, 2001
and for the years ended December 31, 2001 and 2000,  which report appears in the
Annual Report on Form 10-KSB.

/s/ Berenson & Company LLP

New York, NY
March 28, 2002